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                                                                    Exhibit 10.1

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SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:   ONYX SOFTWARE CORPORATION

DATE:       MARCH 31, 2004

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated February 14, 2002 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement, entitled "Credit Limit," is hereby amended to read as follows:

            1.    CREDIT LIMIT
                  (Section 1.1):    An amount equal to the sum of 1 and 2 below:

                                    1. Revolving Loans. An amount (the
                                    "Revolving Loans") not to exceed the lesser of: (i) $8,000,000 at any one time outstanding (the "Maximum Credit Limit"); or
                                    (ii) 70% (an "Advance Rate") of the amount of Borrower's Eligible Receivables (as defined in Section 8 above).

                                    Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Receivables or other issues or factors relating to the Receivables or other Collateral.

                                    plus

                                    2. Term Loan. An amount equal to the unpaid principal balance from time to time outstanding of the Loan ("Term Loan") being made concurrently herewith in an original principal amount not to exceed $500,000. The Term Loan


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    shall be used to refinance the Borrower's
                                    Cisco Voice Over IP Network. Any portion of the Term Loan, once repaid, cannot be reborrowed.

                                    Notwithstanding the foregoing, an amount equal to fifty percent (50%) of the Obligations relating to the Term Loan shall be reserved against the Revolving Loans which would otherwise be available to Borrower as set forth above.

                                    As used in this Agreement, the word "Loans" includes the Revolving Loans and the Term Loan.

                  LETTER OF CREDIT
                  SUBLIMIT

                  (Section 1.5):    $8,000,000.

                  EXIM AGREEMENT;
                  CROSS-COLLATERALIZATION;
                  CROSS-DEFAULT:    Silicon and the Borrower are parties to that
                                    certain Loan and Security Agreement (Exim
                                    Program) dated approximately May 5, 2003
                                    (the "Exim Agreement"). Both this Agreement and the Exim Agreement shall continue in full force and effect, and all rights and remedies under this Agreement and the Exim
                                    Agreement are cumulative. The term
                                    "Obligations" as used in this Agreement and in the Exim Agreement shall include without limitation the obligation to pay when due all Loans made pursuant to this Agreement
                                    (the "Non-Exim Loans") and all interest
                                    thereon and the obligation to pay when due all Loans made pursuant to the Exim
                                    Agreement (the "Exim Loans") and all
                                    interest thereon. Without limiting the
                                    generality of the foregoing, all
                                    "Collateral" as defined in this Agreement and as defined in the Exim Agreement shall secure all Exim Loans and all Non-Exim Loans and all interest thereon, and all other
                                    Obligations. Any Event of Default under this
                                    Agreement shall also constitute an Event of Default under the Exim Agreement, and any Event of Default under the Exim Agreement shall also constitute an Event of Default under this Agreement. In the event Silicon assigns its rights under the Exim Agreement and/or under any Note evidencing Exim Loans and/or its


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    rights under this Agreement and/or under any
                                    Note evidencing Non-Exim Loans, to any third party, including without limitation the Export-Import Bank of the United States ("Exim Bank"), whether before or after the occurrence of any Event of Default, Silicon shall have the right (but not any obligation), in its sole discretion, to allocate and apportion Collateral to the Agreement and/or Note assigned and to specify the priorities of the respective security interests in such Collateral between itself and the assignee, all without notice to or consent of the Borrower.

      2. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

            INTEREST RATE (Section 1.2):

                                    With respect to the Revolving Loans:

                                    A rate equal to the "Prime Rate" in effect from time to time, plus 1.5% per annum, provided that the interest rate in effect on any day shall not be less than 6% per annum.

                                    With respect to the Term Loan:

                                    A rate equal to the "Prime Rate" in effect from time to time, plus 2.0% per annum, provided that the interest rate in effect on any day shall not be less than 6% per annum.

                                    With respect to all Loans:

                                    Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

      3. MODIFIED MATURITY DATE. The Maturity Date set forth in Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

            4.    MATURITY DATE
                  (Section 6.1):    MARCH 30, 2005.


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    Notwithstanding the foregoing, with respect
                                    to the Term Loan: The outstanding principal balance of the Term Loan shall be repaid by Borrower to Silicon in thirty-six (36) equal monthly payments of principal, commencing on May 1, 2004 and continuing on the first day of each subsequent month until the earlier of the following dates: (i) April 1, 2007, or (ii) the date the Term Loan has been indefeasibly paid in full, or (iii) the date the Revolving Loans are terminated, or (iv) the date this Agreement terminates by its terms or is terminated by either party in accordance with its terms. On the earlier to occur of the foregoing dates, the entire unpaid principal balance of the Term Loan, plus all accrued and unpaid interest thereon, shall be due and payable. Interest on the Term Loan shall be payable monthly as provided in Section 1.2 of this Agreement.

      4. MODIFIED FINANCIAL COVENANTS. Section 5 of the Schedule to Loan and Security Agreement, entitled "5. FINANCIAL COVENANTS (Section 5.1)," is hereby amended to read as follows:

            5.    FINANCIAL COVENANTS
                  (Section 5.1):    Borrower shall comply with each of the
                                    following financial covenant(s). Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

                  ADJUSTED QUICK
                  RATIO: Borrower shall maintain an Adjusted Quick Ratio of not less than 1.50 TO 1.00.

                  MINIMUM TANGIBLE
                  NET WORTH:        Borrower shall, on a consolidated basis,
                                    maintain a Tangible Net Worth of not less than the following:

                                    For the month ending March 31, 2004:
                                    $2,000,000 plus an amount equal to (i) 50% of all consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For each of the months ending April 30, 2004 and May 31, 2004: <$1,000,000> plus an amount equal to (i) 50% of all consideration


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    received after March 1, 2004 for equity
                                    securities and subordinated debt of the
                                    Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For the month ending June 30, 2004: $600,000 plus an amount equal to (i) 50% of all consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For each of the months ending July 31, 2004 and August 31, 2004: <$2,400,000> plus an amount equal to (i) 50% of all consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For the month ending September 30, 2004:
                                    $600,000 plus an amount equal to (i) 50% of all consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For each of the months ending October 31, 2004 and November 30, 2004: <$2,400,000>
                                    plus an amount equal to (i) 50% of all
                                    consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For the month ending December 31, 2004:
                                    $600,000 plus an amount equal to (i) 50% of all consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004;

                                    For each of the months ending January 31, 2005 and February 28, 2005: <$2,400,000>
                                    plus an


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    amount equal to (i) 50% of all consideration
                                    received after March 1, 2004 for equity
                                    securities and subordinated debt of the
                                    Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004; and

                                    For the month ending March 31, 2005:
                                    $600,000 plus an amount equal to (i) 50% of all consideration received after March 1, 2004 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2004.

                                    Increases in the Minimum Tangible Net Worth
                                    Covenant based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth Covenant based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth Covenant be decreased.

                  DEFINITIONS.      For purposes of the foregoing financial
                                    covenants, the following term shall have the following meaning:

                                    "< >" shall mean a negative figure or loss, as applicable.

                                    "Current assets", "current liabilities" and
                                    "liabilities" shall have the meaning
                                    ascribed thereto by generally accepted
                                    accounting principles.

                                    "Adjusted Quick Ratio" shall mean, as of any applicable date, the ratio of (i) consolidated cash, cash equivalents and Receivables of Borrower determined in accordance with generally accepted accounting principles, consistently applied, to (ii) Borrower's current liabilities plus the face amount of all outstanding Letters of Credit reserved against the Loans less Borrower's deferred revenues


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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                                    less the current portion of Borrower's
                                    restructuring accrual and set forth in
                                    Borrower's financial statements with respect to excess office space.

                                    "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                                        (A) there shall be excluded from assets:
                                        (i) notes, accounts receivable and other obligations owing to Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                                        (B) there shall be excluded from
                                        liabilities: all indebtedness which is
                                        subordinated to the Obligations under a
                                        subordination agreement in form
                                        specified by Silicon or by language in
                                        the instrument evidencing the
                                        indebtedness which is acceptable to
                                        Silicon in its discretion.

      5. FEE. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $45,000 ($40,000 with respect to the Revolving Loans and $5,000 with respect to the Term Loan), which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

      6. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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            SILICON VALLEY BANK                      AMENDMENT TO LOAN AGREEMENT
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BORROWER:                                      SILICON:

ONYX SOFTWARE CORPORATION                      SILICON VALLEY BANK


BY   /S/ JAMES O. BECK                         BY  /S/ SHANE ANDERSON
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      TREASURER                                TITLE PORTFOLIO MGR.

BY  /S/ PAUL DAUBER
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      SECRETARY OR ASS'T SECRETARY


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